UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2014

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 23, 2014, Government Properties Income Trust, or the Company, priced an underwritten public offering of 13,500,000 common shares of beneficial interest.  The settlement of this offering is expected to occur on July 29, 2014.  The public offering price was $23.50 per share.  The Company expects to use the $304.6 million of net proceeds of the offering (after deducting estimated offering expenses and the underwriting discount) to partially repay amounts outstanding under the Company’s new term loan.  The Company also granted the underwriters an option to purchase up to an additional 2,025,000 common shares.

A prospectus supplement relating to these common shares will be filed with the Securities and Exchange Commission.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, IT IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. THE COMPANY’S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS REPORT STATES THAT THE COMPANY EXPECTS THE SETTLEMENT OF THE COMMON SHARES TO OCCUR ON JULY 29, 2014.  IN FACT, THE ISSUANCE AND DELIVERY OF THESE SHARES ARE SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES AS ARE CUSTOMARY IN UNDERWRITING AGREEMENTS IN THE UNITED STATES.  IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES DO NOT OCCUR, THIS OFFERING MAY NOT CLOSE.

•                  THE COMPANY’S CURRENT INTENT TO USE THE PROCEEDS OF THE OFFERING TO PARTIALLY REPAY AMOUNTS OUTSTANDING UNDER ITS NEW TERM LOAN WILL BE DEPENDENT ON THE CLOSING OF THE OFFERING AND MAY NOT OCCUR.

•                  THIS REPORT STATES THAT THE UNDERWRITERS WERE GRANTED AN OPTION TO PURCHASE UP TO AN ADDITIONAL 2,025,000 COMMON SHARES.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THIS OPTION MAY BE EXERCISED IN WHOLE OR IN PART.  IN FACT, THE COMPANY DOES NOT KNOW WHETHER THE UNDERWRITERS WOULD EXERCISE THIS OPTION, OR ANY PART OF IT.

FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON THE COMPANY’S FORWARD LOOKING STATEMENTS.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                               Underwriting Agreement, dated as of July 23, 2014, between the Company and the underwriters named therein, pertaining to the issuance and sale of up to 15,525,000 of the Company’s common shares of beneficial interest.

5.1                               Opinion of Saul Ewing LLP.

8.1                               Opinion of Sullivan & Worcester LLP as to tax matters.

23.1                        Consent of Saul Ewing LLP (contained in Exhibit 5.1).

23.2                        Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated: July 23, 2014